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                                                                   EXHIBIT 10.33


                      JOINT CONTENT DISTRIBUTION AGREEMENT
                      ------------------------------------

     This Exclusive Content Distribution Agreement ("Agreement") is entered into this 9th day of January, 2000, by and between OrbitTravel.com, Inc., a Delaware corporation ("OrbitTravel"), whose address is One Union Square South, Suite 10-J, New York, NY 10003, and AsiaGateway.com, Ltd., a corporation registered in the Cayman Islands ("AsiaGateway"), whose address is 276 5th Avenue New York, NY.

                                    RECITALS
                                    --------

1. OrbitTravel is in the business of developing, providing, and operating on-line interactive services, websites, computerized databases, and communications systems within the travel industry that provide third parties remote access to on-line computerized databases. OrbitTravel has created and owns a computerized travel information and reservations system for the on-line distribution of travel-related information and services known as "TravelFile".

2. AsiaGateway maintains a website known as "AsiaGateway.com" which distributes news and other informational content relating to the people, nations, and business of Asia and the Pacific Rim.

3. The parties desire to establish an joint online content distribution relationship whereby AsiaGateway shall actively promote and distribute travel related content provided by OrbitTravel on the AsiaGateway.com website, and OrbitTravel shall actively promote and distribute content pertaining to Asia through OrbitTravel's distribution channels, all in accordance with the terms and conditions of this Agreement.

                                   AGREEMENTS
                                   ----------

SECTION 1.     CONTENT DISTRIBUTION AND PROMOTION
-------------------------------------------------

1.1  OrbitTravel Content:  Immediately following the execution of this
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     Agreement, OrbitTravel shall provide AsiaGateway with travel-related informational Content to be included within AsiaGateway.com. For the purposes of this Agreement, "Content" shall mean text, database files and records, images, video, audio (including, without limitation, music used in time relation with text, images, or video), and all other travel-related data, products, services, advertisements, promotions, links, and pointers utilized within an Internet Website. OrbitTravel hereby grants AsiaGateway a limited license for the sole purpose of displaying such Content on the AsiaGateway.com website, the term of which shall be concurrent with the term of this Agreement.

     (a)  Form of Content: The nature and extent of the Content to be provided
          ---------------
          by OrbitTravel to AsiaGateway shall be as agreed upon by the parties from time
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          to time. However, the parties anticipate the Content shall be provided by OrbitTravel through various linked hypertext pages as follows:

          (i)  Home Page Button: OrbitTravel and AsiaGateway shall place an
               ----------------
               animated button (gif) image, text link, or other graphic representation on the AsiaGateway.com home page (the "Button"). The Button shall contain a travel-related message mutually agreed upon by the parties, and shall remain a fixed presence on AsiaGateway's Home Page from the date of its implementation throughout the term of this Agreement. AsiaGateway will establish a hypertext link from the Button to various HTML (Web) pages that display the Content to be provided by OrbitTravel for display on AsiaGateway.com. The Button and the corresponding Web pages shall conform to the overall appearance ("look and feel") of AsiaGateway.com, and shall be timely updated to conform to any changes made to the look and feel of AsiaGateway.com.

          (ii) Additional Travel Related Content: OrbitTravelTravel may provide
               ---------------------------------
               AsiaGateway with additional travel related Content for inclusion in the AsiaGateway Website, the extent and nature of which shall be mutually agreed upon by the parties, which Content may include (but shall not necessarily be limited to) text and images pertaining to travel contests, featured destinations, hotspots, travel advisories, and special events.

     (b)  Bookings: Visitors to the AsiaGateway Website shall have the ability
          --------
          to book travel reservations through the use of hypertext links to OrbitTravel's booking engine. Any bookings made through the AsiaGateway site shall be subject to the revenue sharing provisions of
          Section 2.2 of this Agreement.

     (c)  Content Promotion: AsiaGateway shall display credit to OrbitTravel in
          -----------------
          connection with any travel-related Content displayed on-line, and, if practicable, will brand the Content with the OrbitTravel logo. AsiaGateway shall utilize its best efforts to promote the travel related Content supplied by OrbitTravel to users of the AsiaGateway Website.

     (d)  Content Updates: OrbitTravel shall be responsible for ensuring that
          ---------------
          all Content provided by it is current, accurate, and conforms to adequate technical and operational standards, and shall be further responsible for deleting all obsolete Content on a regular basis.

1.2  AsiaGateway Content: Immediately following the execution of this Agreement,
     -------------------
     AsiaGateway shall provide OrbitTravel with Asia-related informational Content. AsiaGateway shall provide all Content through a hypertext link placed within OrbitTravel's distribution channel, or otherwise in a compatible electronic file format in accordance with OrbitTravel's specifications. AsiaGateway hereby grants OrbitTravel a limited license for the sole purpose of displaying such Content on OrbitTravel's distribution channels, the term of which shall be

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     concurrent with the term of this Agreement. All Content so provided shall be stored and displayed from OrbitTravel's server network. AsiaGateway shall be responsible for ensuring that all Content is current, accurate, and conforms to adequate technical and operational standards. AsiaGateway shall be responsible for updating all rates, charges, procedures, availability, marketing, and all other information to be distributed on-line, and for deleting all obsolete Content on no less than a yearly basis.

     (a)  Content Display: OrbitTravel shall have the right to display any
          ---------------
          Content provided by AsiaGateway through any or all of OrbitTravel's on-line distribution channels, including, but not limited to, travelfile.com, travelfileaol.com, and the Global Distribution Systems. Any Content display shall be at OrbitTravel's sole and absolute discretion, and OrbitTravel reserves the right to refuse the display of any Content that it determines to be inappropriate for on-line display and distribution. OrbitTravel shall display credit to AsiaGateway in connection with any Content displayed on-line, and, if practicable, will brand the Content with the AsiaGateway logo.

     (b)  Content Promotion: OrbitTravel shall work with AsiaGateway to program
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          and promote the availability of the AsiaGateway Content throughout appropriate areas within OrbitTravel's distribution channels. In addition, and in order to maximize the audience to OrbitTravel's distribution channels, OrbitTravel may distribute, promote, and link to individual or whole portions of the AsiaGateway Content from any distribution channel area. Any promotion of the AsiaGateway Content shall be subject to OrbitTravel's sole editorial discretion.

     (c)  Changes to Distribution Channels: OrbitTravel shall work with
          --------------------------------
          AsiaGateway to accommodate any change or alteration in OrbitTravel's distribution channels that affect the distribution of the AsiaGateway Content.

1.3  Promotional Rights: Either party shall have the right to make use of this
     ------------------
     Agreement in such party's Website, media and sales kits, trade advertising, and/or otherwise to its discretion, subject to the other party's right to pre- approve any use of its logo, editorial or trademarks in the promoting party's print materials and advertising. As soon as practicable following the execution of this Agreement, the parties shall issue a joint press release approved by each party to the industry press, announcing the substance of this Agreement and AsiaGateway's official relationship for value added content development with OrbitTravel.

1.4  Content Ownership: The parties understand and agree that, notwithstanding
     -----------------
     any licenses or other rights granted elsewhere herein, any and all rights associated with the Content and related intellectual property provided by either party for inclusion in the other party's Website is and shall remain the sole property of the providing party. All other content and related intellectual property associated

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     with OrbitTravel.com's websites and distribution channels is and shall remain the property of OrbitTravel.com, and all other content and related intellectual property associated with AsiaGateway.com is and shall remain the property of AsiaGateway.


SECTION 2.     PAYMENTS AND REVENUE SHARING
-------------------------------------------

2.1  Stock Issuance: In consideration for the distribution and promotional
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     duties undertaken by AsiaGateway pursuant to this Agreement, within thirty
     (30) days following the execution hereof, OrbitTravel shall cause Divot to issue to AsiaGateway 200,000 shares common stock, .001 par value. When so issued, the OrbitTravel shares shall be considered fully paid and nonassessable, and shall be represented by a certificate or certificates, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer stamps, if any, attached.

2.2  Revenue Sharing: The parties shall share any commissions or other revenues
     ---------------
     realized through travel bookings completed through Content displayed on AsiaGateway, with sixty percent (60%) of such commissions to be distributed to OrbitTravel, and forty percent (40%) of such commissions to be distributed to AsiaGateway. OrbitTravel shall be responsible for the calculation of all such revenues, and shall provide AsiaGateway with a written report (either in electronic or printed form) detailing the nature and extent of such revenues, and shall pay AsiaGateway's revenue share, no later than the tenth (10th) day of the month following that in which such revenues were received by OrbitTravel.


SECTION 3.    REPRESENTATIONS AND WARRANTIES
--------------------------------------------

3.1 Each party represents and warrants that it will distribute the Content provided by the other party in the manner set forth in this Agreement. Each party further represents and warrants that it owns or otherwise has the unlimited right to publish any and all printed material and/or graphics to be distributed on-line. Each party further represents and warrants that the Content provided to such party pursuant to this Agreement will be of the same or superior quality (in terms of its editorial, community, and functional appeal) as is available through such party's own publications or websites.


SECTION 4.     TERM AND TERMINATION
-----------------------------------

4.1  Effective Period: This Agreement shall become effective as of the date set
     ----------------
     forth above and shall remain in effect for three (3) years (the "Effective Term"). Unless otherwise canceled following the expiration of the Effective Term, this Agreement shall renew automatically for additional three (3) year term following

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     the expiration of the Effective Term, provided, however, that either party may cancel the Agreement following the Effective Term, with or without cause, by providing the other party with ninety (90) days written notice thereof.

4.2  Termination: This Agreement shall terminate upon the occurrence of any one
     -----------
     or more of the following events:

     (a) Either party fails to timely and properly perform any material covenant, agreement, obligation, term, or condition contained herein, and such failure continues for a period of thirty (30) days after receipt by the defaulting party of written notice thereof from the other party. The thirty (30) day cure period shall not apply if the failure to perform is not capable of being cured.

4.3  Consequential Damages: Under no circumstance shall either party be liable
     ---------------------
     to the other for lost profits, revenues, savings, or data, and any other consequential, indirect, special, or incidental damages that may arise from that a breach or default of the terms of this Agreement, including any damages which may arise under any indemnities provided by either party under this Agreement.


SECTION 5:  INDEMNIFICATION
---------------------------

5.1  AsiaGateway Indemnification: AsiaGateway hereby agrees to indemnify and
     ---------------------------
     hold harmless OrbitTravel, its affiliates, subsidiaries, successors, assigns, officers, directors, agents, and employees, from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines, or judgments (including, but not limited to, attorneys' fees, expert witness costs, court costs, and expenses) that may at any time be threatened against, suffered by, accrued against, charged to, or recoverable against OrbitTravel in any forum, by reason of:

     (a) Any alleged inaccuracy, copyright infringement or any other claim arising in connection with the Content provided by AsiaGateway for on-line distribution, including but not limited to any defamatory or allegedly defamatory material placed on-line;

     (b) Misappropriation, violation, or infringement of any proprietary rights, trademarks, trade names, or service marks utilized by AsiaGateway;

     (c) AsiaGateway's failure to obtain or maintain all permits and licenses required under law in relation to this Agreement, and

     (d) Any injuries or death of persons or loss of, damage to, or destruction of property (including loss of use thereof) arising out of any act or omission of AsiaGateway or its affiliates.

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5.2  OrbitTravel Indemnification: OrbitTravel hereby agrees to indemnify and
     ---------------------------
     hold harmless AsiaGateway, its affiliates, subsidiaries, successors, assigns, officers, directors, agents, and employees, from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines, or judgments (including, but not limited to, attorneys' fees, expert witness costs, court costs, and expenses) that may at any time be threatened against, suffered by, accrued against, charged to, or recoverable against AsiaGateway in any forum, by reason of:

     (e) Any alleged inaccuracy, copyright infringement or any other claim arising in connection with the Content provided by OrbitTravel for on-line distribution, including but not limited to any defamatory or allegedly defamatory material placed on-line;

     (f) Misappropriation, violation, or infringement of any proprietary rights, trademarks, trade names, or service marks utilized by OrbitTravel;

     (g) OrbitTravel's failure to obtain or maintain all permits and licenses required under law in relation to this Agreement, and

     (h) Any injuries or death of persons or loss of, damage to, or destruction of property (including loss of use thereof) arising out of any act or omission of OrbitTravel or its affiliates.

SECTION 6.  CONFIDENTIALITY
---------------------------

6.1  Confidential Information: For purposes of this Agreement, confidential
     ------------------------
     information shall include (but not be limited to) any: (i) software, and
     (ii) any and all trade secrets or other proprietary information of either party concerning past, present, or future research, development, customers, business activities or affairs, finances, properties, methods of operation, processes, and systems which are reasonably considered by such party to be confidential. The party which receives confidential information from the other party agrees to maintain such information in secrecy at all times, and to take reasonable steps, including such steps as it takes to protect its own proprietary information, prior to and after termination of this Agreement, to prevent the duplication of disclosure of any such confidential and proprietary information, other than by or to its own employees or agents who must have access to such information to perform such party's obligations hereunder. Information of either party shall not be subject to the obligations imposed by this Section if such information is publicly available or is lawfully obtained by the disclosing party from another source free of restrictions or is independently developed by the disclosing party.

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SECTION 7.     GENERAL PROVISIONS
---------------------------------

7.1  Notices: Any notice or communication required under this Agreement to be
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     made to either party shall be typewritten in English and shall be considered delivered when personally delivered, delivered by registered U.S. Mail with confirmed receipt (postage prepaid), or delivered by overnight courier to the address of the party as set forth above.

7.2  Titles and Captions: All article and section titles or captions in this
     -------------------
     Agreement are for convenience only. They shall not be deemed a part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any of its provisions.

7.3  Binding Effect: This Agreement shall be binding upon and inure to the
     --------------
     benefit of the Parties and their successors, legal representatives, and permitted assigns.

7.4  Entire Agreement: This Agreement constitutes the entire agreement between
     ----------------
     the parties hereto, and supersedes all prior and contemporaneous agreements, arrangements, negotiations, and understandings between the parties hereto relating to the subject matter hereof. There are no other understandings, statements, promises or inducements between the parties, oral or otherwise, contrary to the terms of this Agreement. No representations, warranties, covenants, or conditions, express or implied, whether by statute or otherwise, other than as set forth herein have been made by any party hereto. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, nor shall any such waiver constitute a continuing waiver, and no waiver shall be binding unless executed by the party making such waiver.

7.5  No Partnership or Joint Venture: This Agreement, and the distribution and
     -------------------------------
     other rights provided hereunder, are not intended to, and shall not for any reason, be deemed to create a partnership, joint venture, or similar relationship between the parties.

7.6  Counterparts: This Agreement may be executed in one or more counterparts,
     ------------
     each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.7  Invalidity of Provisions: If any provisions of this Agreement is or becomes
     ------------------------
     wholly or partly invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall continue in force unaffected, and the parties shall meet as soon as possible and negotiate in good faith upon a

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     replacement provision that is legally valid and that as nearly as possible achieves the objectives of the Agreement and produces an equivalent economic effect.

7.8  Force Majeure: Neither party shall be liable to the other in the event and
     -------------
     to the extent that performance is delayed or prevented by any cause reasonably beyond such party's control, including, but not limited to, acts of God, public enemies, war, civil disorder, fire, flood, explosion, labor disputes or strikes, or any acts or orders of any governmental authority, inability to obtain supplies or materials (including, without limitation, computer hardware) or any delay or deficiency caused by the electrical or telephone line suppliers or other common carriers.

7.9  Governing Law/Arbitration: This Agreement shall be construed and governed
     -------------------------
     in accordance with the laws of the State of New York without regard to any conflicts of law rules. Any controversy or claim arising out of or relating to this agreement shall be determined by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be one (1) and the place of arbitration shall be New York City, New York, and the language of the arbitration shall be in English.

     IN WITNESS WHEREOF, the parties have executed the Agreement as of the day and year written above.



ORBITTRAVEL.COM, INC.            ASIAGATEWAY.COM, LTD.



By: /s/ Joseph R. Cellura        By: /s/ Aditha Reksono
    -----------------------         --------------------------

Title: Chairman & CEO            Title: Chairman & CEO
      ---------------------           ------------------------

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